Exhibit 10.39

FIRST RESTATED PLEDGE AND SECURITY AGREEMENT

THIS FIRST RESTATED PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made and entered into effective as of December 30, 2003, by and among Mission Broadcasting, Inc. (formerly known as Mission Broadcasting of Wichita Falls, Inc.), a Delaware corporation (“Borrower” and, together with such other entities from time to time parties hereto pursuant to Section 32 hereof, collectively, the “Pledgors”) in favor of Bank of America, N.A., as Collateral Agent (in such capacity, the “Pledgee”).

RECITALS:

A. Bastet Broadcasting, Inc., a Delaware corporation (“Bastet”) and the Borrower entered into the Credit Agreement, dated as of January 12, 2001 (such agreement, together with all amendments and restatements, the “2001 Credit Agreement”), among Bastet, the Borrower, and the several financial institutions from time to time parties thereto. In connection with the 2001 Credit Agreement, the Borrower and Bastet executed a Pledge and Security Agreement, dated as of January 12, 2001 (such agreement, together with all amendments and restatements, the “Existing Pledge Agreement”).

B. Bastet has merged with and into the Borrower, with the Borrower being the survivor.

C. The Borrower and certain financial institutions entered into the Amended and Restated Credit Agreement, dated as of February 13, 2003 (such agreement, together with all amendments and restatements, the “Existing Credit Agreement”), which restated in its entirety the 2001 Credit Agreement. In connection with the Existing Credit Agreement, the Borrower executed the Confirmation Agreement for the Pledge and Security Agreement, dated as of February 13, 2003, pursuant to which the Borrower confirmed its obligations pursuant to the Existing Pledge Agreement with respect to the Existing Credit Agreement.

D. The Borrower is a party to the Second Amended and Restated Credit Agreement, dated as of December 30, 2003 (such agreement, together with all amendments and restatements, the “Credit Agreement”), among the Borrower, the several financial institutions from time to time parties thereto (the “Banks”), and Bank of America, N.A., as Administrative Agent for the Banks (in such capacity and together with its successors in such capacity, the “Administrative Agent”), pursuant to which the Banks have severally agreed to make loans to the Borrower, and Bank of America, N.A. (the “Issuing Bank”) has agreed to issue letters of credit for the account of the Borrower, upon the terms and conditions set forth therein. The Credit Agreement restates in its entirety the Existing Credit Agreement. The Banks, the Issuing Bank, the Administrative Agent, and the Collateral Agent are (including in its capacity as Pledgee) collectively the “Bank Creditors.” Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

E. The Borrower may also from time to time be party to one or more Interest Rate Protection Agreements with any Bank or an Affiliate of any Bank (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason), and their successors and assigns, if any

(collectively, the “Interest Rate Protection Creditors”) providing for protection against fluctuations in interest rates.

F. The Pledgors have guaranteed certain obligations and liabilities of Nexstar Broadcasting, Inc. (the “Nexstar Borrower”) pursuant to the First Restated Guaranty Agreement, dated as of December 30, 2003 (such agreement, together with all amendments and restatements, the “Nexstar Guaranty”), made by such Pledgors to and in favor of the Guaranteed Parties (as defined therein, herein called the “Nexstar Creditors” and, together with the Bank Creditors, the Interest Rate Protection Creditors and the Collateral Agent, collectively, the “Secured Creditors”), which obligations and liabilities arise in connection with (i) the Third Amended and Restated Credit Agreement, dated as of December 30, 2003 (such agreement, together with all amendments and restatements, the “Nexstar Credit Agreement”), among the Nexstar Borrower, the several financial institutions from time to time parties thereto, and Bank of America, N.A. as Administrative Agent, and (ii) certain interest rate protection agreements. The Nexstar Guaranty restates in its entirety the Bastet/Mission Guaranty of Nexstar Obligations dated January 12, 2001, made by certain Pledgors.

G. It is a condition precedent to each of the above-described extensions of credit that are to be made on or after the date hereof that the Pledgors execute and deliver this Agreement in favor of the Pledgee.

H. Accordingly, each Pledgor desires to execute this Agreement in order to satisfy each such condition.

AGREEMENT:

NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1. Defined Terms. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Acceleration Event” means the acceleration prior to the stated final maturity of, or the failure to pay at stated final maturity, any of the Primary Obligations (as defined in Section 18(b)); provided, that any such Acceleration Event shall cease to exist upon payment in full of the Primary Obligations so accelerated or not paid.

“Agreement” means this Pledge and Security Agreement, together with all amendments and restatements hereto.

“Bankruptcy Default” means any Event of Default with respect to any Pledgor pursuant to Section 9.01(f) or (g) of the Credit Agreement or under any analogous provision of the Interest Rate Protection Agreements or the Nexstar Guaranty.

“Class” means each class of the Secured Creditors, i.e., whether (a) the Bank Creditors as holders of the Loan Document Obligations (as defined in Section 3(a)), or (b) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations (as defined in Section 3(a)), or (c) the Nexstar Creditors, as holders of the Nexstar Guaranty Obligations (as defined in Section 3(a)).

“Event of Default” means any Event of Default under, and as defined in, the Credit Agreement or an event of default under any other Secured Debt Document.

“Lien Termination Date” shall be the date on which (a) all Obligations (other than indemnities for which no request for payment has been made) have been indefeasibly paid in full, the Credit Agreement and all other Loan Documents, and all Letters of Credit and commitments thereunder have been terminated, all Interest Rate Protection Agreements have been terminated, and the obligations of the Pledgors under the Nexstar Guaranty have terminated or (b) the Pledgee and, to the extent required by Section 12.01(a)(vii) of the Credit Agreement, each of the Banks shall have released all of the Pledged Collateral.

“Limited Liability Company Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any LLC Interest.

“LLC Interests” means all limited liability company interests and rights to acquire limited liability company interests at any time owned by any Pledgor of any limited liability company.

“Notes” means (a) all promissory notes at any time issued to any Pledgor by any other Pledgor and (b) all other promissory notes from time to time issued to, or held by, each Pledgor.

“Notified Acceleration Event” means any Acceleration Event with respect to which the Majority Banks have given written notice to the Administrative Agent that a Notified Acceleration Event exists; provided that such written notice may only be given if such Acceleration Event is continuing and; provided, further, that any such Notified Acceleration Event shall cease to exist once there is no longer any Acceleration Event with respect thereto in existence.

“Ownership Interests” means all of the Securities, Partnership Interests and LLC Interests.

“Partnership Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned or represented by any Partnership Interest.

“Partnership Interests” means all partnership interests and rights to acquire partnership interests at any time owned by any Pledgor of any partnership.

“Pledged Collateral” means all Pledged Ownership Interests together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder.

“Pledged Corporation” means any corporation, any stock, other equity interest or rights to acquire equity interests of which is pledged by any Pledgor hereunder.

“Pledged Limited Liability Company” means any limited liability company, any units, limited liability company interests or rights to acquire units or limited liability company interests of which are pledged by any Pledgor hereunder.

“Pledged LLC Interests” means all LLC Interests pledged or required to be pledged hereunder.

“Pledged Notes” means all Notes at any time pledged or required to be pledged hereunder.

“Pledged Ownership Interests” means all Pledged Securities, Pledged Partnership Interests and Pledged LLC Interests.

“Pledged Partnership” means any partnership, any partnership interests or rights to acquire partnership interests of which are pledged by any Pledgor hereunder.

“Pledged Partnership Interests” means all Partnership Interests pledged or required to be pledged hereunder.

“Pledged Securities” means all Pledged Stock and all Pledged Notes.

“Pledged Stock” means all Stock at any time pledged or required to be pledged hereunder.

“Requisite Creditors” of any Class means (a) with respect to the Loan Document Obligations, the holders of more than 50% of all such obligations outstanding from time to time under the Loan Documents, (b) with respect to the Interest Rate Protection Obligations, the holders of more than 50% of all such obligations outstanding from time to time under the Interest Rate Protection Agreements, and (c) with respect to the Nexstar Guaranty Obligations, the holders of more than 50% of the Nexstar Guaranty Obligations.

“Secured Debt Documents” means (a) the Credit Agreement, (b) the Nexstar Credit Agreement, (c) the other Loan Documents (as defined in each of the Credit Agreement and the Nexstar Credit Agreement), and (d) the Interest Rate Protection Agreements.

“Securities” means all of the Stock and Notes.

“Security Agreement” means the First Restated Security Agreement, dated as of December 30, 2003, among the Pledgors and the Pledgee.

“Stock” means (a) with respect to corporations incorporated under the laws of the United States or any state or territory thereof (each a “Domestic Corporation”), all of the issued and outstanding shares of capital stock and other equity interests and rights to acquire capital stock and other equity interests of any Domestic Corporation at any time owned by any Pledgor and (b) with respect to corporations not Domestic Corporations (each a “Foreign Corporation”), all of the issued and outstanding shares of capital stock and rights to acquire capital stock and other equity interests of any Foreign Corporation at any time directly owned by any Pledgor; provided that such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

2. Pledge. Each Pledgor hereby pledges to the Pledgee for the benefit of each of the Secured Creditors, and grants to the Pledgee for the benefit of each of the Secured Creditors, a first priority security interest in, the following:

(a) (i) (i) All of the Securities outstanding on the date hereof;

(ii) all additional Securities from time to time acquired (by purchase, stock dividend or otherwise) at any time or from time to time after the date hereof by such Pledgor and any other securities, options or rights received by such Pledgor pursuant to any reclassification, reorganization, increase or reduction of capital or stock dividend or in substitution of or in exchange for any of the Securities so that all of the issued and outstanding capital stock of any corporation owned by such Pledgor will continue to be pledged to the Pledgee; provided that no Pledgor shall be required at any time to pledge hereunder (x) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation, or (y) any Stock which represents more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote;

(iii) the certificates or instruments representing the Securities referred to in clauses (a)(i) and (a)(ii) above; and

(iv) all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Securities referred to in clauses (a)(i) and (a)(ii) above.

(b) All of the Partnership Interests and all of such Pledgor’s right, title and interest in each Pledged Partnership, including without limitation:

(i) all the capital thereof and such Pledgor’s interest in all profits, losses, Partnership Assets and other distributions (other than distributions not prohibited by Section 8.10 of the Credit Agreement) to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(ii) all other payments due or to become due to such Pledgor in respect of such Partnership Interests, whether under any limited partnership agreement or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of such Pledgor’s claims, rights, powers, privileges, authority, options, security interest, Liens and remedies, if any, under any limited partnership agreement or at law or otherwise in respect of such Partnership Interests;

(iv) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

(v) all of such Pledgor’s rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interest, including any power to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

(vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(vii) all additional Partnership Interests at any time or from time to time after the date hereof acquired by such Pledgor in any manner; and

(viii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

(c) All of the LLC Interests and all of such Pledgor’s right, title and interest in each Pledged Limited Liability Company, including without limitation:

(i) all the capital thereof and such Pledgor’s interest in all profits, losses, Limited Liability Company Assets and other distributions (other than distributions not prohibited by Section 8.10 of the Credit Agreement) to which such Pledgor shall at any time be entitled in respect of such LLC Interests;

(ii) all other payments due or to become due to such Pledgor in respect of such LLC Interests, whether under any limited liability company agreement or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of its claims, rights, powers, privileges, authority, options, security interest, Liens and remedies, if any, under any limited liability company agreement or at law or otherwise in respect of such LLC Interests;

(iv) all present and future claims, if any, of such Pledgor against any Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

(v) all of such Pledgor’s rights under any limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such LLC Interests, including any power to terminate, cancel or modify any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such LLC Interests and any Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

(vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(vii) all additional LLC Interests at any time or from time to time after the date hereof acquired by such Pledgor in any manner; and

(viii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

3. Security for Obligations. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(a) the full and prompt payment and performance when due, whether at stated maturity, by acceleration or otherwise, of (i) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which such Pledgor is a party or its property is subject and due performance and compliance by such Pledgor with the terms of each such Loan Document to which such Pledgor is a party or its property is subject (the “Loan Document Obligations”), (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Interest Rate Protection Creditors, now existing or hereafter incurred under, arising out of or in connection with the Interest Rate Protection Agreements, including all obligations of such Pledgor under any Guaranty in respect of the Interest Rate Protection Agreements (the “Interest Rate Protection Obligations”), and (iii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Nexstar Creditors, now existing and hereafter incurred under, arising out of or in connection with the Nexstar Guaranty (the “Nexstar Guaranty Obligations”);

(b) any and all sums advanced by the Pledgee in order to preserve the Pledged Collateral or preserve its security interest in the Pledged Collateral;

(c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) and (b) above, so long as an Event of Default (such term, as used in this Agreement shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) of any Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Pledged Collateral, or of any exercise by the Pledgee of its rights hereunder (including, without limitation, all transfer taxes (other than income and franchise taxes) arising as a result of any dissolution of a Pledged Partnership or Pledged Limited Liability Company), together with reasonable attorneys’ fees and court costs; and

(d) all amounts paid by any Secured Creditor to which such Secured Creditor has the right to reimbursement under Sections 20 and 21 of this Agreement;

(e) all such obligations, liabilities, sums and expenses set forth in clauses (a) through (d) of this Section 3 being collectively called the “Obligations”, it being acknowledged and agreed that the Obligations shall include extensions of credit described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

4. Delivery of Pledged Collateral; Uncertificated Ownership Interests.

(a) All certificates or instruments representing or evidencing the Pledged Collateral are simultaneously herewith being delivered to the Pledgee to be held by or at the direction of the Pledgee pursuant hereto and are to be accompanied by duly executed instruments of transfer or assignment, endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by the respective Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge, with signatures appropriately guaranteed to the extent required) in the case of capital stock, or such other instruments of transfer as Pledgee. The Pledgee shall have the right, at any time in its reasonable discretion and without notice to any Pledgor, to (i) transfer to any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a) of this

Agreement and to applicable law and (ii) if an Event of Default shall have occurred and be continuing, to register any or all of the Pledged Collateral in its own name. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b) Notwithstanding anything to the contrary contained in clause (a) above, if any Pledged Ownership Interests (whether now owned or hereafter acquired) are uncertificated securities, uncertificated partnership interests or uncertificated limited liability company interests, as the case may be, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Article 8 or 9 of the New York Uniform Commercial Code, if applicable). Each Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Ownership Interests promptly upon request of the Pledgee.

5. Representations and Warranties. Each Pledgor represents and warrants as follows:

(a) All of the Stock owned by such Pledgor on the date hereof is described under such Pledgor’s name in Schedule A hereto, which Stock consists of the number and class of Stock and constitutes the percentage ownership of each class of Stock of the relevant Pledged Corporation as is described in Schedule A hereto.

(b) All of the Notes owned by such Pledgor on the date hereof are described under such Pledgor’s name in Schedule A hereto.

(c) All of the Partnership Interests owned by such Pledgor on the date hereof are described under such Pledgor’s name in Schedule A hereto, which Partnership Interests consist of the number and class of Partnership Interests and constitute the percentage ownership of each class of Partnership Interests of the relevant Pledged Partnership as is described on Schedule A hereto.

(d) All of the LLC Interests owned by such Pledgor on the date hereof are described under such Pledgor’s name in Schedule A hereto, which LLC Interests consist of the number and class of LLC Interests and constitute the percentage ownership of each class of LLC Interests of the relevant Pledged Limited Liability Company as is described on Schedule A hereto.

(e) All of the shares and interests of Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests hereunder (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable and (iii) are not subject to any options, warrants, calls, preemptive rights, voting agreements or commitments of any character whatsoever relating to any of the Pledged Stock, Pledged Partnership Interests or Pledged

LLC Interests, other than any option granted by such Pledgor to the Nexstar Borrower or any Subsidiary thereof (the “Nexstar Rights”).

(f) Such Pledgor is the sole record and beneficial owner of the Pledged Collateral pledged by it hereunder, and has good and marketable title thereto, free and clear of any Lien except for (i) the Lien created by this Agreement and (ii) the Nexstar Rights.

(g) Such Pledgor has full power, authority, legal right and requisite authority to pledge, assign, transfer and deliver the Pledged Collateral being pledged by it to the Pledgee as provided herein.

(h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms except as enforcement of remedies may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(i) The pledge, assignment and delivery to the Pledgee by such Pledgor of Pledged Collateral pursuant to this Agreement creates a valid and, upon the filing of any UCC-1 financing statements required to be filed under Article 9 of the Uniform Commercial Code as in effect in any relevant jurisdictions on the date hereof, perfected first priority security interest in such Pledged Collateral and the proceeds thereof securing the payment of the Obligations, and subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include such Pledged Collateral (other than Permitted Liens).

(j) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority, regulatory body or other Person is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required (x) in connection with such disposition by laws affecting the offering and sale of securities generally and (y) by the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC).

(k) The execution, delivery and performance of this Agreement is not in conflict with and does not violate any material instrument or agreement to which such Pledgor is a party or by which such Pledgor or its property is bound.

(l) To each Pledgor’s knowledge, each of the Pledged Notes constitutes, or when executed by the obligor thereof, will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforcement of remedies may by limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(m) Each limited partnership agreement or limited liability company agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms and, together with this Agreement, contains the entire agreement among the parties thereto and the Pledgors relating to the subject matter thereof. No Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any limited partnership agreement or limited liability company agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. At no time in the past has any Pledgor been in default for the payment of any portion of a mandatory capital contribution or in violation of any other material provisions of any limited partnership agreement or limited liability company agreement to which such Pledgor is a party or otherwise in default or violation thereunder other than those which have been cured or waived prior to the date of this Agreement. No Pledged Partnership Interest or Pledged LLC Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto. No partnership agreement, certificate of limited partnership, limited liability company agreement, certificate of organization or other organization or governance agreement of any Pledged Partnership or Pledged Limited Liability Company provides that any interest in such Pledged Partnership or Pledged Limited Liability Company is a security governed by Article 8 of the Uniform Commercial Code. There are no certificates, instruments, documents or other writings (other than the limited partnership agreements, limited liability company agreements and certificates delivered to the Pledgee) which evidence any Partnership Interest or LLC Interest of such Pledgor.

(n) other than financing statements in favor of Bank of America, N.A. as Collateral Agent in connection with the Existing Credit Agreement, there are no currently effective financing statements under the Uniform Commercial Code covering any property which is now or hereafter may be included in the Pledged Collateral.

(o) The chief executive office and principal place of business of such Pledgor and the sole location where the records of such Pledgor with respect to the Pledged Collateral are kept are located at the address set forth for such Pledgor on Schedule B attached hereto. Since the later of (i) January 12, 2001, and (ii) the date such Pledgor became a Subsidiary of David Smith, the chief executive office of such Pledgor has not been located at any address not indicated on Schedule B hereto.

(p) Schedule B hereto is a complete and correct description of the jurisdiction under the laws of which such Pledgor is organized, the complete and correct name of such Pledgor as reflected in the records of the jurisdiction of organization of such Pledgor, the entity type, and the entity or organizational identification number issued by the appropriate authority of the jurisdiction of organization of such Pledgor. Such Pledgor is not organized under the laws of any jurisdiction other than as indicated on Schedule B hereto. Since the later of (i) January 12, 2001, and (ii) the date such Pledgor became a Subsidiary of David Smith, such Pledgor has not changed its jurisdiction of organization or type of entity (including any merger, consolidation or acquisition) other than as indicated on Schedule B hereto.

(q) Except as described on Schedule C of the Security Agreement, as of the date hereof, no Pledgor has had or operated in any jurisdiction since the later of (i) January 12, 2001, and (ii) the date such Pledgor became a Subsidiary of David Smith, under any name except its legal name as set forth on the signature pages hereto.

(r) The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Secured Creditors or on their behalf.

6. Covenants. Each Pledgor covenants and agrees as follows:

(a) Such Pledgor will defend the right, title and security interest of the Pledgee and the Secured Creditors in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

(b) Such Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Pledged Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

(c) Such Pledgor will take no action which would violate any of the terms of any Secured Debt Document.

(d) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests constitute, and will at all times hereafter continue to constitute, in the aggregate, all of the stock, partnership interests, limited liability company interests, and other equity interests and rights to acquire any stock, partnership interests, limited liability company interests and other equity interests, as applicable, of each Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company, as applicable.

(e) Such Pledgor shall not create, and shall not permit any Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company to create, any options or rights or other agreements to sell or otherwise transfer, nor sell or otherwise transfer, stock, any partnership interests, limited liability company interests, or other equity interests, as applicable, other than the Nexstar Rights or pursuant thereto.

(f) Such Pledgor will not sell, assign, or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant a security interest in or otherwise encumber any of the Pledged Collateral or any interest therein, or suffer any of the same to exist; and any sale, assignment, option, mortgage, pledge, security interest or other encumbrance or disposition of any nature whatsoever made in violation of this covenant shall be a nullity and of no force and effect, and upon demand of the Pledgee, shall forthwith be canceled or satisfied by an appropriate instrument in writing, except as permitted by the Credit Agreement.

(g) Such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Lien Termination Date, there will not ever be on file in any public office, any enforceable financing statement or statements covering any or all of the Pledged Collateral, except financing statements filed or to be filed in favor of the Pledgee (or its predecessor or successors, if any) as secured creditor.

(h) Each Pledgor shall give the Pledgee prompt notice of any written claim relating to the Pledged Collateral. Each Pledgor shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee’s interest in the Pledged Collateral promptly upon, but in any event within 10 days after, such Pledgor’s receipt thereof.

(i) No Pledgor shall withdraw as a general partner or limited partner of any Pledged Partnership or as a member of any Pledged Limited Liability Company, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company or seek a partition of any property of any Pledged Partnership or Pledged Limited Liability Company, except as permitted by the Credit Agreement.

(j) No Pledged Partnership or Pledged Liability Company shall amend or restate its partnership agreement, certificate of limited partnership, limited liability company agreement, certificate of organization or other organization or other governance document to provide that any interest in such Pledged Partnership or Pledged Limited Liability Company is a security governed by Article 8 of the Uniform Commercial Code or permit any interest in such Pledged Partnership or Pledged Limited Liability Company to be evidenced by a certificate, instrument, document or other writing (other than the limited partnership agreements, limited liability company agreements and certificates delivered to the Pledgee).

(k) No Pledgor shall (except as permitted by and subject to compliance with the Credit Agreement and other Loan Documents) change its jurisdiction of organization, organize itself in an additional jurisdiction, change its type of entity, or merge or consolidate with or acquire any other Person until (i) it shall have given to the Pledgee not less than 30 days prior written notice of its intention to do so, clearly describing such new jurisdiction, entity type, merger, consolidation or acquisition and providing such other information in connection therewith as the Pledgee may reasonably request, (ii) with respect to such new jurisdiction, entity type, merger, consolidation or acquisition, it shall have taken all action necessary to maintain the security interest of the Pledgee in the Pledged Collateral and the priority intended to be granted and perfected hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Pledgee, it shall have furnished an opinion of counsel in form and substance reasonably acceptable to the Pledgee to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby and (iv) the Pledgee shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

(l) No Pledgor shall move its chief executive office, principal place of business, or such location of records unless (i) it shall have given to the Pledgee not less than 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Pledged Collateral and the priority intended to be granted hereby at all times fully perfected and in full force and effect.

(m) No Pledgor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name unless (i) it shall have given to the Pledgee not less than 30 days prior written notice of its commencing to do so, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new name, it shall have taken all reasonable action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Pledged Collateral and the priority intended to be granted hereby at all times fully perfected and in full force and effect.

(n) Each Pledgor that is a Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company hereby agrees to (i) register the pledge of such Ownership Interests in such Pledged Corporation, Pledged Partnership or Pledged Limited Liability Company’s books, and (ii) comply, without further consent or authorization from the Person that pledged such Ownership Interests, with all instructions of the Pledgee that are given pursuant to a right or remedy granted under this Agreement and in accordance with the terms of this Agreement.

(o) Each Pledgor agrees to authenticate and deliver to the Pledgee such financing statements, continuations, and amendments, in form reasonably acceptable to the Pledgee, as the Pledgee may from time to time reasonably request or as are necessary or desirable in the opinion of the Pledgee to establish and maintain a valid, enforceable, first-priority, perfected security interest in the Pledged Collateral as provided herein and the other rights and security contemplated hereby, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Pledgor will pay any applicable filing fees and related expenses. Each Pledgor authorizes the Pledgee to file any such financing statements, continuations, and amendments without the signature of such Pledgor.

7. Further Assurances; Supplements.

(a) Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the

Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

(b) Each Pledgor will defend the title to the Pledged Collateral and the Liens of the Pledgee thereon against the claim of any Person and will maintain and preserve such Liens and the priority of such Liens until the Lien Termination Date.

(c) Each Pledgor will, upon obtaining any additional Ownership Interests, pledge all such additional Ownership Interests (and certificates or instruments representing Ownership Interests) and promptly (and in any event within three Business Days) deliver to the Pledgee a Supplement to Pledge and Security Agreement, duly executed by such Pledgor, in substantially the form of Annex A hereto (a “Supplement to Pledge and Security Agreement”), identifying the additional Ownership Interests which are pledged pursuant to Section 2(a)(ii), (b)(vii) and (c)(vii) of this Agreement; provided that no Pledgor shall be required at any time to pledge hereunder (i) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation, or (ii) if any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

(d) Each Pledgor hereby authorizes the Pledgee to attach each Supplement to Pledge and Security Agreement to this Pledge and Security Agreement and agrees that all Ownership Interests listed on any Supplement to Pledge and Security Agreement (including any schedule(s) thereto) delivered to the Pledgee shall for all purposes hereunder constitute Pledged Collateral.

(e) Each Pledgor will, at the request of the Pledgee, deliver an opinion of counsel, in form and substance reasonably satisfactory to the Pledgee, as to the validity and perfection of the security interest granted in the Pledged Collateral identified in any Supplement to Pledge and Security Agreement (including any schedule(s) thereto) and the proceeds thereof.

(f) With respect to each Partnership Interest, each Pledgor shall provide each of the following to Pledgee at Pledgee’s request:

(i) such agreements, motions, and stipulations as are necessary for the entry of judgment against such Pledgor for the purpose of obtaining a charging lien or charging order (each being referred to as a “Charging Order”) against the respective Pledged Partnership with respect to all Partnership Interests, as well as such other documents and instruments as necessary to index each Charging Order in the state where such Pledged Partnership is organized and in all other jurisdictions as are necessary to enforce the Charging Order including, without limitation the state in which the principal office of such Pledged Partnership is located;

(ii) such agreements, documents and instruments signed and delivered by the respective Pledged Partnerships as are necessary to enter and enforce all Charging Orders; and

(iii) such agreements and acknowledgments of the other partners of the Pledged Partnerships which are necessary to enter and enforce each and every Charging Order, including, if necessary or desirable, an amendment of the subject partnership agreement.

8. Voting Rights; Dividends.

(a) So long as no Event of Default under the Credit Agreement or Notified Acceleration Event shall have occurred and be continuing (and, in the case of Section 8(a)(i) below, until written notice from the Pledgee, acting at the direction of the Majority Banks, to the Pledgors):

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with any of the terms of this Agreement, any Secured Debt Document, or which would have the effect of materially impairing the value of the Pledged Collateral or any part thereof or the position or interests of the Pledgee, acting at the direction of the Majority Banks, or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and, except in the case of a Bankruptcy Default with respect to such Pledgor, the Pledgee, acting at the direction of the Majority Banks, shall have notified such Pledgor of such cessation, and the Pledgee shall have exercised its rights under Section 15 of this Agreement.

(ii) All cash dividends payable in respect of the Pledged Stock, all payments in respect of the Pledged Notes and all distributions in respect of the Pledged Partnership Interests and Pledged LLC Interests shall be paid to the respective Pledgor, provided that all dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, and all distributions in respect of the Pledged Partnership Interests and Pledged LLC Interests (other than those not prohibited by Section 8.10 of the Credit Agreement) shall be paid to the Pledgee and retained by it as part of the Pledged Collateral (unless such cash dividends or distributions are applied to repay the Obligations pursuant to Section 15 of this Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Pledged Collateral:

(x) all other property (other than cash) paid or distributed by way of dividend or distribution, as the case may be, in respect of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests;

(y) all other property which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, conveyance of assets, liquidation or similar corporate, partnership or limited liability company, as the case may be, reorganization; and

(z) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Collateral by way of stock split, spin-off, split-up, reclassification, combination of shares or similar rearrangement.

(b) Upon the occurrence and during the continuation of an Event of Default under the Credit Agreement or of a Notified Acceleration Event:

(i) All rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) above shall cease upon written notice from the Pledgee to the Pledgors (except that no such notice shall be required in the case of a Bankruptcy Default with respect to such Pledgor), and all such rights shall thereupon become vested in the Pledgee (acting at the direction of the Majority Banks) who shall thereupon have the sole right to exercise such voting and other consensual rights during such continuance.

(ii) All rights of each Pledgor to receive the dividends, payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) above shall cease upon written notice from the Pledgee to such Pledgor (except that no such notice shall be required in the case of a Bankruptcy Default), and all such rights shall thereupon become vested in the Pledgee (acting at the direction of the Majority Banks) who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, payments and other distributions during such continuance.

(iii) All dividends, payments and other distributions which are received by a Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of the Pledgee (acting at the direction of the Majority Banks), shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

(c) In order to permit the Pledgee (acting at the direction of the Majority Banks) to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 8(b)(i) above, and to receive all dividends, payments and distributions which it may be entitled to receive under Section 8(b)(ii) above, each Pledgor shall, if necessary, upon written notice from the Pledgee, from time to time execute and deliver to the Pledgee appropriate proxies, dividend payment orders and other instruments as the Pledgee (acting at the direction of the Majority Banks) may reasonably request.

9. Transfers and Other Liens; Additional Securities.

(a) Each Pledgor agrees that it will not (i) sell, assign or transfer or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, except to the extent permitted by Section 8.03 of the Credit Agreement or (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the Lien in favor of the Pledgee under this Agreement and except to the extent otherwise permitted by Section 8.02 of the Credit Agreement.

(b) Each Pledgor agrees that it will, to the extent possible, cause any entity, the Ownership Interests of which are pledged hereunder, not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral except to a Pledgor under this Agreement.

10. PLEDGEE APPOINTED ATTORNEY-IN-FACT. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE PLEDGEE AS SUCH PLEDGOR’S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL AUTHORITY IN THE PLACE AND STEAD OF SUCH PLEDGOR AND IN THE NAME OF SUCH PLEDGOR OR OTHERWISE, FROM TIME TO TIME IN THE PLEDGEE’S REASONABLE DISCRETION FOR THE PURPOSE OF CARRYING OUT THE TERMS OF THIS AGREEMENT, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, TO TAKE ANY ACTION AND TO EXECUTE ANY DOCUMENT OR INSTRUMENT WHICH THE PLEDGEE MAY DEEM REASONABLY NECESSARY OR ADVISABLE, INCLUDING, WITHOUT LIMITATION, UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT OR NOTIFIED ACCELERATION EVENT, TO RECEIVE, ENDORSE AND COLLECT ALL INSTRUMENTS MADE PAYABLE TO SUCH PLEDGOR REPRESENTING ANY DIVIDEND, INTEREST OR PRINCIPAL PAYMENT OR OTHER DISTRIBUTION IN RESPECT OF THE PLEDGED COLLATERAL OR ANY PART THEREOF AND TO GIVE FULL DISCHARGE FOR THE SAME. EACH PROXY, STOCK POWER, AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), IS COUPLED WITH AN INTEREST AND IRREVOCABLE.

11. Pledgee May Perform. If any Pledgor fails to perform any agreement contained herein, the Pledgee may, upon prior notice to such Pledgor (other than in connection with a Bankruptcy Default) but shall not be obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall constitute Obligations hereunder.

12. The Pledgee as Collateral Agent. The Pledgee will hold in accordance with this Agreement all items of the Pledged Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Pledged

Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth in Article XI of the Credit Agreement.

13. Appointment of Subagents; Endorsements. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Collateral, which may be held (in the discretion of the Pledgee) in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided however that the failure to give notice shall not affect the validity of such appointment.

14. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property of a similar nature, it being understood that neither the Pledgee nor any other Secured Creditor shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee or any other Secured Creditor has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

15. Remedies Upon Default.

(a) If any Event of Default, Bankruptcy Default or Notified Acceleration Event shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Document or by law) for the protection and enforcement of its rights in respect of the Pledged Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i) to sell without notice except as specified below, the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker’s board or at any of the Pledgee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable;

(ii) to receive all amounts payable in respect of the Pledged Collateral otherwise payable under Section 8(a) hereof to such Pledgor;

(iii) to transfer all or any part of the Pledged Collateral into the Pledgee’s name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer, provided, however, that the failure to give such notice shall not affect the validity of such transfer);

(iv) to accelerate or demand any Pledged Note hereunder which may be accelerated or demanded in accordance with its terms, and take any other lawful action to collect upon any such Pledged Note (including, without limitation, to make any demand for payment thereon); and

(v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of the Pledged Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent not prohibited by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Pledged Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

(b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Ownership Interests pursuant to this Section 15, and such Pledged Ownership Interests or the part thereof to be sold shall not, in the reasonable opinion of the Pledgee, be effectively registered pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), the Pledgee may, in its sole and absolute discretion, sell such Pledged Ownership Interests or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Ownership Interests or part thereof shall have been filed under the Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Ownership Interests or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Ownership Interests at a price which the Pledgee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid. Each Pledgor acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent not prohibited by applicable law, be deemed to have been made in a commercially reasonable manner.

(c) Each Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in clause (b) of this Section 15, the Pledgee may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder; however, the Pledgee shall be under no obligation to exercise such right or to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if the registrant would agree to do so.

(d) If the Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgors shall, from time to time, furnish to the Pledgee all such information as the Pledgee may reasonably request in order to determine the number of shares of Stock and other instruments included in the Pledged Collateral which may be sold by the Pledgee in exempt transactions under the Act and rules of the Securities and Exchange Commission (the “SEC”) thereunder, as the same are from time to time in effect.

10. Registration and Related Rights.

(a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests, as the case may be, such Pledgor as soon as practicable and at its expense will use its reasonable best efforts to cause such registration to be effected (and be kept effective) and will use its reasonable best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests, as the case may be, including, without limitation, registration under the Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent not prohibited by law, the Pledgee and all others participating in the distribution of such Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests, as the case may be, against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Ownership Interests by the Pledgee expressly for use therein.

(b) Without limitation of the foregoing, if, at any time when the Pledgee in its sole reasonable discretion determines, following the occurrence and during the continuation of an Event of Default, Bankruptcy Default or Notified Acceleration Event, that, in connection with any actual or contemplated exercise of its rights to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Act, the respective Pledgor shall use its reasonable best efforts, in an expeditious manner, to cause any issuer of any Pledged Collateral to:

(i) prepare and file with the SEC a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective;

(ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever the Pledgee shall desire to sell or otherwise dispose of the Pledged Collateral;

(iii) furnish to the Pledgee such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Pledgee may reasonably request in order to facilitate the public sale or other disposition of the Pledged Collateral by the Pledgee;

(iv) use its reasonable best efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States of America as the Pledgee shall request, and do such other reasonable acts and things as may be required of it to enable the Pledgee to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by the Pledgee; and

(v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Act.

(c) Each Pledgor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Pledgee and the Secured Creditors by reason of the failure by such Pledgor to perform any of the covenants contained in this Section 16 and, consequently, agrees that, if such Pledgor shall fail to perform any of such covenants, the Pledgee shall be entitled, to the extent, permitted by applicable law, to specific performance.

2. Decisions Relating to Exercise of Remedies.

(a) Notwithstanding anything to the contrary contained in this Agreement, the Credit Agreement and the other Loan Documents, any Interest Rate Protection Agreement, or the Nexstar Guaranty, the Pledgee may exercise, and at the request of the Majority Banks shall exercise or refrain from exercising, all rights and remedies hereunder and provided by law, which remedies are cumulative and not exclusive.

(b) By acceptance of the benefit of the security interests granted pursuant to this Agreement in the Pledged Collateral, the Interest Rate Protection Creditors, and the Nexstar Creditors hereby acknowledge that they have no rights to direct the Pledgee to act or refrain from acting with respect to the Pledged Collateral, and hereby acknowledge that the Pledgee shall hold the Pledged Collateral (to the extent such Pledged Collateral is evidenced by certificates, notes or other instruments delivered to it) for itself and the pro rata benefit of the Secured Creditors, subject to the terms and conditions hereof, solely for the purpose of providing them with a pari passu security interest in the Pledged Collateral (subject to the terms and conditions set forth herein). In any proceeding under the Bankruptcy Code or any other Federal or state bankruptcy, insolvency, receivership or similar law and prior to any vote in any such proceeding, the Interest Rate Protection Creditors, and the Nexstar Creditors shall abstain from any such vote which is taken on a committee of secured creditors or otherwise affects the disposition of the Pledged Collateral.

3. Application of Proceeds.

(a) All monies collected by the Pledgee upon any sale or other disposition of the Pledged Collateral, through enforcement, realization hereunder or otherwise, together with all other monies received by the Pledgee hereunder, shall be applied as follows:

(i) first, to the payment of all Obligations owing to the Pledgee of the type described in paragraphs (b) and (c) contained in Section 3 hereof;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined in paragraph (b) below) shall be paid to the Secured Creditors as provided in Section 18(e), with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined in paragraph (b) below) of the amount remaining to be distributed;

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as defined in paragraph (b) below) shall be paid to the Secured Creditors as provided in Section 18(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 28 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

(b) As used in this Section 18, (i) “Pro Rata Share” means, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction, the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be; (ii) “Primary Obligations” means (x) in the case of the Loan Document Obligations, all principal of, and interest on, all Loans, all Letter of Credit Obligations (together with all interest accrued thereon) and all fees payable pursuant to the Loan Documents, (y) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities), and (z) all obligations and liabilities of each Pledgor to the Nexstar Creditors, now existing and hereafter incurred under, arising out of or in connection with the Nexstar Guaranty; and (iii) ”Secondary Obligations” means all Obligations other than Primary Obligations.

(c) When payments to the Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 18 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction, the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

(d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Letter of Credit Obligations with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Pledgee for distribution in accordance with Section 18(a) hereof.

(e) Except as set forth in Section 18(d) hereof, all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to the other Secured Creditors, to the trustee, paying agent or other similar representative (each a “Representative”) for the other Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

(f) For purposes of applying payments received in accordance with this Section 18, (i) the Pledgee shall determine the unpaid Primary Obligations and the other Loan Document Obligations owed to the Bank Creditors and (ii) the Pledgee may rely on (y) any Interest Rate Protection Creditor to determine the unpaid Primary Obligations and other Interest Rate Protection Obligations owed to such Interest Rate Protection Creditor, and (z) any Nexstar Creditor to determine the unpaid Primary Obligations and other Nexstar Guaranty Obligations owed to such Nexstar Creditor.

(g) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Pledged Collateral hereunder and the aggregate amount of the sums referred to in clauses (i) through (iii), inclusive, of Section 18(a).

(h) Notwithstanding any provision of this Agreement to the contrary, amounts received pursuant to this Agreement (i) by the Bank Creditors or the Collateral Agent, Administrative Agent or any other Person for the account or benefit of any Bank Creditor shall be payable to the Bank Creditors in accordance with the Credit Agreement, and (ii) by the Nexstar Creditors or the Collateral Agent, Administrative Agent (as defined in the Nexstar Credit Agreement) or any other Person for the account or benefit of the Nexstar Creditors shall be payable to the Nexstar Creditors in accordance with the Nexstar Credit Agreement.

19. Purchasers of Pledged Collateral. Upon any sale of any Pledged Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

20. Indemnity. Each Pledgor jointly and severally agrees to indemnify, reimburse and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an “Indemnitee,” and collectively the “Indemnitees”) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys’ fees, growing out of or resulting from any investigation, litigation or proceeding related to this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under the other Loan Documents, the Nexstar Guaranty or the Interest Rate Protection Agreements; provided that no Indemnitee shall be indemnified pursuant to Section 20 for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. If and to the extent that the obligations of each Pledgor under this Section 20 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of any liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, such Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge. Any amounts paid by any Indemnitee, as to which such Indemnitee has the right to reimbursement, shall constitute Obligations secured by the Pledged Collateral. The indemnity obligations of each Pledgor contained in this Section 20 shall continue in full force and effect notwithstanding the full payment of all the Loans incurred under the Credit Agreement, the termination of all Interest Rate Protection Agreements, and the Mission Guaranty and the payment of all other Obligations and notwithstanding the discharge thereof.

21. Expense. Each Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses and the reasonable fees and expenses of its counsel (including, without duplication, the allocated cost of staff counsel) and of any experts and agents, which the Pledgee may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (b) the exercise or enforcement of any of the rights of the Pledgee or any other Secured Creditor hereunder; or (c) the failure by any Pledgor to perform or observe any of the provisions hereof.

22. Notices. All notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile, or delivered:

(a) if to any Pledgor, to the address or facsimile number specified for notices on the applicable signature page hereof with a copy (which shall not constitute notice) to Drinker Biddle & Reath LLP at the addressed specified on the signature page to the Credit Agreement;

(b) if to the Pledgee, at:

Bank of America, N.A.

901 Main Street, 64th Floor

Dallas, Texas 75202

Attention: Steven Renwick

Tel: (214) 209-1867

Fax: (214) 209-9390;

(c) if to any Bank (other than the Pledgee), at such address or facsimile number as such Bank shall have specified in the Credit Agreement;

(d) if to any Interest Rate Protection Creditor, at such address or facsimile number as such Interest Rate Protection Creditor shall have specified in writing to each Pledgor and the Pledgee;

(e) if to any Nexstar Creditor, at such address or facsimile number as such Nexstar Creditor shall have specified in writing to each Pledgor and the Pledgee;

(f) or at such address or facsimile number as shall have been furnished in writing by any Person described above to the party giving such notice or making such request or other communication hereunder.

23. No Waiver. No delay on the part of the Pledgee or any other Secured Creditor in exercising or enforcing any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by the Pledgee or any other Secured Creditor with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the right of the Pledgee or any other Secured Creditor to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand (except as expressly set forth in this Agreement or to the extent required by law) or prejudice the rights of the Pledgee or any other Secured Creditor hereunder or the rights of the Pledgee or any other Secured Creditor under any of the other Secured Debt Documents as against any Pledgor in any respect.

24. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee (with the consent of the Majority Banks or, to the extent required by Section 12.01(a)(vii) of the Credit Agreement, with the consent of each of the Banks), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no such change, waiver, modification or variance shall be made to Section 18 hereof or this Section 24 without the consent of each Secured Creditor adversely affected thereby, and provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. No delay on the part of the Pledgee in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other or further action in any circumstances without notice or demand.

10. Pledgors’ Obligations Absolute. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

(a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

(c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(d) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

26. Continuing Security Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral, and shall (a) remain in full force and effect until the Lien Termination Date; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Obligations, all as though such payment or performance had not been made; (c) be binding upon each Pledgor, its successors and assigns; and (d) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Secured Creditors and their respective successors, transferees and assigns. Upon the occurrence of the Lien Termination Date, each Pledgor shall be entitled to the return, upon its request and at its expense and without recourse, representation or warranty, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

27. Actions Requiring FCC Approval.

(a) Notwithstanding anything to the contrary contained in this Agreement, or any of the documents executed pursuant hereto, the Pledgee will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any assignment of any FCC license or any transfer of control of the holder of any FCC license if such assignment of such license or such transfer of control would require under then existing law (including the Communications Act or the written policies, rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval. In connection with this Section 27(a), the Pledgee shall be entitled to rely upon the advice of FCC counsel of the Pledgee’s choice with respect to such assignment or transfer whether or not the advice rendered is ultimately determined to have been accurate.

(b) If an Event of Default shall have occurred and be continuing, each Pledgor shall take any action that the Pledgee may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Pledged Collateral to the Pledgee or to such one or more third parties as the Pledgee may designate, or to a combination of the foregoing. To enforce the provisions of this Section 27, after an Event of Default shall have occurred and be continuing, the Pledgee is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary assignment or transfer of control of any entity whose Pledged Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom the Pledged Collateral will be assigned and control will ultimately be transferred. Each Pledgor agrees to cooperate with any such purchaser and with the Pledgee in the preparation, execution and filing of any applications and other documents and providing any information that may be necessary or helpful in obtaining the FCC’s consent to the assignment to such purchaser of the Pledged Collateral. Each Pledgor hereby agrees to consent to any such involuntary transfer of control upon the request of the Pledgee after and during the continuation of an Event of Default and, without limiting any rights of the Pledgee under this Agreement, to authorize the Pledgee to nominate a trustee or receiver to assume control of the Pledged Collateral, subject only to required judicial, FCC or other consent required by any Governmental Authority, in order to effectuate the transactions contemplated in this Section 27. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Pledgee under this Agreement. Each Pledgor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

(c) Each Pledgor shall use its best efforts to assist in obtaining consent or approval of the FCC and any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the transferor’s or assignor’s portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under the FCC’s rules and regulations for approval of the transfer or assignment of any portion of the Pledged Collateral.

(d) Each Pledgor hereby acknowledges and agrees that the Pledged Collateral is a unique asset and that a violation of any Pledgor’s covenant to cooperate with respect to any regulatory consents would result in irreparable harm to the Pledgee for which monetary damages are not readily ascertainable. Each Pledgor further agrees that, because of the unique nature of its undertakings in this Section 27, the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that the Pledgee would have an adequate remedy at law for the breach of such undertakings.

(d) Without limiting the obligations of any Pledgor hereunder in any respect, each Pledgor further agrees that if such Pledgor, upon or after the occurrence of an Event of Default, should fail or refuse to execute any application or other document necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Pledgee hereunder, such Pledgor agrees that such application or other document may be executed on such Pledgor’s behalf by the clerk or other representative of any court or other forum in any competent jurisdiction without notice to such Pledgor pursuant to an order of such court or forum.

2. Termination; Release.

(a) It is expressly acknowledged and agreed that the Liens and security interests granted under this Agreement for the benefit of the Secured Creditors (i) prior to the Lien Termination Date, (x) shall be released by the Pledgee, without the necessity of the consent of any Secured Creditor, upon the consummation of any transaction permitted by Section 8.03 of the Credit Agreement (including as permitted pursuant to any amendment or waiver to Section 8.03 in accordance with the terms of the Credit Agreement), but in each case only with respect to that portion of the Pledged Collateral subject to such transaction and not including the proceeds thereof, and (y) may be released by the Pledgee, with the consent of the Majority Banks or, to the extent required by Section 12.01(a)(vii) of the Credit Agreement, with the consent of each of the Banks, with respect to all or any portion of the Pledged Collateral and (ii) shall be released on the Lien Termination Date with respect to all of the Pledged Collateral pursuant to paragraph (b) of this Section 28. Upon any release of the type described in the immediately preceding sentence, the Pledgee shall, at the request and expense of the Pledgors, release the Pledged Collateral being released and execute and deliver to the Pledgors such instrument or instruments acknowledging the release of such Pledged Collateral from this Agreement as reasonably requested by such Pledgor, and will duly assign, transfer and deliver to the respective Pledgor (without recourse and without any representation or warranty) such of the Pledged Collateral that is to be released as described above and is in the possession of the Pledgee.

(b) Following the Lien Termination Date, this Agreement shall terminate, (provided that all indemnities set forth herein including, without limitation, Section 20 hereof, shall survive any such termination) and the Pledgee, at the request and expense of the Pledgors, will execute and deliver to the Pledgors such instrument or instruments acknowledging the satisfaction and termination of this Agreement as reasonably requested by the Pledgor, and will duly assign, transfer and deliver to the Pledgors (without recourse and without any representation or warranty) such of the Pledged Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

(c) At any time that the Pledgors desire that Pledged Collateral be released as provided in the foregoing Section 28(a) or (b), it shall, upon the request of the Pledgee, deliver to the Pledgee a certificate signed by a Responsible Officer stating that the release of the respective Pledged Collateral is permitted pursuant to Section 28(a) or (b), as the case may be.

(d) The Pledgee shall have no liability whatsoever to any Secured Creditor as a result of any release of any Pledged Collateral by it in accordance with this Section 28.

29. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

30. WAIVER OF JURY TRIAL. EACH PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT.

31. GOVERNING LAW. THIS AGREEMENT IS ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST GRANTED PURSUANT TO THIS AGREEMENT).

32. Joinder.

(a) Each Pledgor shall cause each of its Subsidiaries that may from time to time be formed and that is not already a party hereto to become a “Pledgor” hereunder by executing and delivering to the Pledgee a Joinder to Pledge and Security Agreement in substantially the form of Annex B hereto. Any such Subsidiary shall thereafter be deemed a “Pledgor” for all purposes under this Agreement.

(b) Each Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to the validity and enforceability of any such pledge and security interest hereunder, any such Subsidiary that is to become a party hereto and such other matters as may be reasonably requested by the Pledgee, in each case promptly upon request of the Pledgee.

33. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterpart originals executed by all the parties hereto shall be delivered to the Pledgee, and a copy thereof shall be furnished to the Borrower or any other Pledgor promptly upon request therefor.

34. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

35. Liability Limitations. Notwithstanding anything in this Agreement to the contrary, the obligations of each Pledgor (other than the Borrower) under this Agreement shall be limited to a maximum aggregate amount equal to the largest amount that would not render such Pledgor’s obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Pledgor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Pledgor in respect of intercompany Indebtedness to the Borrower or any Subsidiary or Affiliate of the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Pledgor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of such Pledgor pursuant to (a) applicable law, or (b) any agreement providing for rights of subrogation, reimbursement or contribution in favor of such Pledgor, or for an equitable allocation among such Pledgor, the Borrower and/or any other Person of obligations arising under guaranties by such Persons.

36. No Subrogation. Notwithstanding any foreclosure or other realization upon any Pledged Collateral, payment or payments by any Pledgor hereunder, or any set-off or application of funds of any Pledgor by any Secured Creditor, no Pledgor shall be entitled to be subrogated to any of the rights of any Secured Creditor against the Borrower or any other Person or guarantee or right of offset held by any Secured Creditor of the payment of the Obligations, nor shall any Pledgor seek or be entitled to any reimbursement or contribution from the Borrower, any other Pledgor, or any other Person in respect of foreclosure of other realization upon any Pledged Collateral or payments made by such Pledgor hereunder, until all amounts owing to the Secured Creditors by the Borrower on account of the Obligations are indefeasibly paid in full in cash. If any amount shall be paid to any Pledgor on account of the subrogation rights at any time when all of the Obligations have not been indefeasibly paid in full in cash, such amount shall be held by such Pledgor in trust for the Secured Creditors, segregated from other funds of such Pledgor, and shall, immediately upon receipt by such Pledgor, be turned over to the Pledgee in the exact form received by such Pledgor (duly endorsed by such Pledgor to the Pledgee, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Pledgee may determine.

37. Restatement. This Agreement is an amendment and restatement of the Existing Pledge Agreement. Each Pledgor that is a party thereto affirms its grant of a security interest, pledge and assignment in the Existing Pledge Agreement and agrees that except for the Liens in the Pledged Collateral, which remain valid, binding, and enforceable first priority Liens for the benefit of the Pledgee and the Secured Creditors, this Agreement restates the Existing Pledge

Agreement in its entirety. This Agreement is not intended as, and shall not be construed as, a release or novation of any Lien granted pursuant to the Existing Pledge Agreement.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Pledgors:

MISSION BROADCASTING, INC.

By:	/s/ Nancie J. Smith

Print Name:

Print Title:	Vice President

Address of all Pledgors:

544 Red Rock Drive

Wadsworth, OH 44281-2211

Attention: David Smith

Telephone: (330) 335-8808

Facsimile: (330) 336-8454

Pledgee:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Steven P. Renwick

Print Name:

Print Title:	Principal